Exhibit 21.1
LHC GROUP, INC. SUBSIDIARIES

SUBSIDIARY	JURISDICTION
Able Home Health, Inc.	Alabama
Alabama Health Care Group, LLC	Alabama
Athens-Limestone HomeCare, LLC	Alabama
Clay County Hospital HomeCare, LLC	Alabama
Gulf Homecare, Inc.	Alabama
HGA HomeCare, LLC	Alabama
Infirmary Home Health Agency, Inc.	Alabama
Medical Centers HomeCare, LLC	Alabama
Mizell Memorial Hospital HomeCare, LLC	Alabama
Thomas Home Health, LLC	Alabama
AHCG Management, LLC	Arkansas
Arkansas Health Care Group, LLC	Arkansas
Arkansas HomeCare of Forrest City, LLC	Arkansas
Arkansas HomeCare of Fulton, LLC	Arkansas
Arkansas HomeCare of Hot Springs, LLC	Arkansas
Eureka Springs Hospital Home Care, LLC	Arkansas
Eureka Springs Hospital Hospice, LLC	Arkansas
Mena Medical Center Home Health, LLC	Arkansas
Mena Medical Center Hospice, LLC	Arkansas
Southwest Arkansas HomeCare, LLC	Arkansas
Patient’s Choice Hospice, LLC	Arkansas
LHC HomeCare, LLC (FL)	Florida
LHC Health Care Group of Florida, LLC	Florida
Lifeline Home Health Care of Port Charlotte, LLC	Florida
Lifeline Home Health Care of Lakeland, LLC	Florida
Lifeline Home Health Care of Lady Lake, LLC	Florida
Lifeline Home Health Care of Marathon, LLC	Florida
Monroe Regional HomeCare, LLC	Florida
Floyd HomeCare, LLC	Georgia
Georgia Health Care Group, LLC	Georgia
Georgia HomeCare of Harris, LLC	Georgia
Kentucky Health Care Group, LLC	Kentucky
LHC HomeCare, LLC (KY)	Kentucky
LHC HomeCare-Lifeline, LLC	Kentucky
Lifeline Home Health Care of Bowling Green, LLC	Kentucky
Lifeline Home Health Care of Fulton, LLC	Kentucky
Lifeline Home Health Care of Lexington, LLC	Kentucky
Lifeline Home Health Care of Russellville, LLC	Kentucky
Lifeline Home Health Care of Somerset, LLC	Kentucky
Lifeline Private Duty Services of Kentucky, LLC	Kentucky
Acadian HomeCare, LLC	Louisiana
Acadian Home Health Care Services, LLC	Louisiana
Baton Rouge HomeCare, LLC	Louisiana
Diabetes Self-Management Center, Inc.	Louisiana
Home Nursing Care, LLC	Louisiana
Hood Home Health Service, LLC	Louisiana
LHC Group Pharmaceutical Services, LLC	Louisiana
LHCG-V, LLC	Louisiana
LHCG-VI, LLC	Louisiana
LHCG-VIII, LLC	Louisiana
LHCG-X, LLC	Louisiana
LHCG-XI, LLC	Louisiana
LHCG-XII, LLC	Louisiana
LHCG-XIII, LLC	Louisiana

SUBSIDIARY	JURISDICTION
LHCG-XIV, LLC	Louisiana
LLC-I, LLC	Louisiana
LLC-II, LLC	Louisiana
Louisiana Family Fitness Center	Louisiana
Louisiana Health Care Group, LLC	Louisiana
Louisiana HomeCare of Delhi, LLC	Louisiana
Louisiana HomeCare of Hammond, LLC	Louisiana
Louisiana HomeCare of Minden, LLC	Louisiana
Louisiana HomeCare of Miss-Lou, LLC	Louisiana
Louisiana HomeCare of Monroe, LLC	Louisiana
Louisiana HomeCare of North Louisiana, LLC	Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC	Louisiana
Louisiana HomeCare of Slidell, LLC	Louisiana
Louisiana Hospice and Palliative Care, LLC	Louisiana
Louisiana Physical Therapy, LLC	Louisiana
Oak Shadows of Jennings, LLC	Louisiana
Patient’s Choice Hospice and Palliative Care of Louisiana, LLC	Louisiana
Richardson Medical Center HomeCare, LLC	Louisiana
St. James HomeCare, LLC	Louisiana
Tri-Parish Community HomeCare, LLC	Louisiana
Able Home Health, Inc.	Mississippi
Leaf River Home Health Care, LLC	Mississippi
Mississippi Health Care Group, LLC	Mississippi
Mississippi HomeCare, LLC	Mississippi
Mississippi HomeCare of Jackson II, LLC	Mississippi
Picayune HomeCare, LLC	Mississippi
Missouri Health Care Group, LLC	Missouri
Southwest Missouri HomeCare, LLC	Missouri
North Carolina Health Care Group, LLC	North Carolina
Housecalls Home Health & Hospice, LLC	Ohio
Oklahoma Health Care Group, LLC	Oklahoma
South Carolina Health Care Group, LLC	South Carolina
Lifeline Home Health Care of Springfield, LLC	Tennessee
Lifeline Home Health Care of Union City, LLC	Tennessee
Lifeline of West Tennessee, LLC	Tennessee
Tennessee Health Care Group, LLC	Tennessee
University of TN Medical Center Home Care Services, LLC	Tennessee
GSHS Home Health, LP	Texas
Marshall HomeCare, LP	Texas
Red River HomeCare, LLC	Texas
Texas Health Care Group Holdings, LLC	Texas
Texas Health Care Group, LLC	Texas
Texas Health Care Group of Longview, LLC	Texas
Texas Health Care Group of Texarkana, LLC	Texas
Texas Health Care Group of The Golden Triangle, LLC	Texas
Virginia Health Care Group, LLC	Virginia
Boone Memorial HomeCare, LLC	West Virginia
Home Care Plus, Inc.	West Virginia
Housecalls Home Health & Hospice, LLC	West Virginia
Princeton Community HomeCare, LLC	West Virginia
Roane HomeCare, LLC	West Virginia
St. Mary’s Medical Center Home Health Services, LLC	West Virginia
West Virginia Health Care Group, LLC	West Virginia
Wetzel County HomeCare, LLC	West Virginia